UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2010

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Inland Real Estate Corporation (“the Company”) intends to distribute copies of certain printed materials (the “Materials”) to analysts, institutional investors, and other persons in connection with presentations to be made, or meetings to be held, by the Company at its Analyst Day/Property Tour and the National Association of Real Estate Investment Trust’s REITWeek 2010 Investor Forum in Chicago, Illinois, from June 8, 2010 through June 11, 2010.  A copy of these Materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

On June 1, 2010, the Company issued a press release announcing that it will make a presentation to analysts on Tuesday, June 8, 2010, at 1:00 p.m. CT, which will be broadcast live via audio webcast and can be accessed via a link posted to the investor relations section of the Company’s website. On June 3, 2010, the Company issued a press release announcing that it will participate in the National Association of Real Estate Investment Trust’s REITWeek 2010 Investor Forum being held in Chicago, Illinois, June 9-11, 2010.  The Company will make a presentation on Thursday, June 10th at 3:00 p.m. CT which will be broadcast live via audio webcast and can be accessed via a link posted to the investor relations section of the Company’s website.  Copies of the press releases are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3and are incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Item 7.01 disclosure, including Exhibits 99.1, 99.2, and 99.3 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, 99.2 and 99.3, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(d)	Exhibits:

Exhibit No.	Description

99.1	Presentation Materials of Inland Real Estate Corporation, dated June 2010.

99.2	Press release of Inland Real Estate Corporation, dated June 1, 2010.

99.3	Press release of Inland Real Estate Corporation, dated June 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: June 8, 2010	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials of Inland Real Estate Corporation, dated June 2010

99.2	Press release of Inland Real Estate Corporation, dated June 1, 2010.

99.3	Press release of Inland Real Estate Corporation, dated June 3, 2010.